UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2009

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

(Commission File Number) 000-30106	(IRS Employer Identification No.) 93-1269184

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As described in its press release, dated October 14, 2009, and its final prospectus dated October 14, 2009, (the “Prospectus”) and filed on October 15, 2009 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), Pacific Continental Corporation (the “Company”) entered into an underwriting agreement on October 14, 2009 (the “Underwriting Agreement”) with D.A. Davidson & Co., as representative of the underwriters listed therein (the “Underwriters”), providing for the offer and sale in a firm commitment offering of 4,800,000 shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”), sold by the Company at a price to the public of $8.75 per share ($8.3125 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 720,000 shares of Common Stock to cover over-allotments, if any.

In the Underwriting Agreement, the Company made customary representations, warranties and covenants concerning the Company and the Registration Statement related to the offering of the Shares, and agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On October 14, 2009, the Company announced that it had priced a public offering of 4,800,000 shares of Common Stock at $8.75 per share, and granted the Underwriters a 30-day option to purchase up to an additional 720,000 shares to cover related over-allotments, if any. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement dated October 14, 2009 between the Company and D.A. Davidson & Co., as representative of the Underwriters

99.1	Press Release dated October 14, 2009, announcing the execution and delivery of the Underwriting Agreement and pricing of the Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CONTINENTAL CORPORATION

Dated: October 15, 2009	By:	/s/ MICHAEL A. REYNOLDS
Michael A. Reynolds
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated October 14, 2009 between the Company and D.A. Davidson & Co., as representative of the Underwriters

99.1	Press Release dated October 14, 2009, announcing the execution and delivery of the Underwriting Agreement and pricing of the Shares

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